
                                                                                                           Exhibit 3.38


-----------------------------------------------------------------------------------------------------------------------
                                           PENNSYLVANIA DEPARTMENT OF STATE
                                                  CORPORATION BUREAU
-----------------------------------------------------------------------------------------------------------------------
                                        Articles of Incorporation - For Profit
                                                     (15 Pa.C.S.)



                              _____ Business-stock (ss. 1306)                  _____ Management (ss. 2703)
                              _____ Business-nonstock (ss. 2102)               _____ Professional (ss. 2903)
   Entity Number              _____ Business-statutory close (ss. 2303)        _____ Insurance (ss. 3101)
                              _____ Cooperative (ss. 7102)




                                                                               Document will be returned to
                                                                               the name and address you
   Name                                                                        enter to the left.
   -----------------------------------------------------------------


   Address
   -----------------------------------------------------------------


   City                          State               Zip Code
   -----------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------

                                                      -----------------------------------------------------------------

     Fee: $100
      ---------                                        Filed in the Department of State on ______________________



                                                            ____________________________________________________
                                                                       Secretary of the Commonwealth
                                                      -----------------------------------------------------------------


         In compliance with the requirements of the applicable provisions (relating to corporations and unincorporated associations), the undersigned, desiring to incorporate a corporation for profit, hereby states that:

-----------------------------------------------------------------------------------------------------------------------

1. The name of the corporation (corporate designator required, i.e., "corporation", "incorporated", "limited" "company"
or any abbreviation. "Professional corporation" or "P.C."):

________________________________________________________________________________________________

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth (post office box, alone, is not acceptable) or (b) name of its commercial registered office provider and the county of venue is:

   (a) Number and Street                    City                   State        Zip       County

________________________________________________________________________________________________

   (b) Name of Commercial Registered Office Provider                                      County

------------------------------------------------------------------------------------------------
c/o:__________________________________________________________________________________________


------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988.
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. The aggregate number of shares authorized:
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
5. The name and address, including number and street, if any, of each incorporator (all incorporators must sign below):

     Name                                                                                          Address

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

----------------------------------------------------------------------------------------------------------------------
6. The specified effective date, if any: ____________________________."
                                         month/day/year  hour, if any

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
7. Additional provisions of the articles, if any, attach an 8-1/2 by 11 sheet.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
8. Statutory close corporation only: Neither the corporation nor any shareholder shall make an offering of any of its shares of any class that would constitute a "public offering" within the meaning of the Securities Act of 1933
(15 U.S.C. 77a et seq.)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
9. Cooperative corporations only: Complete and strike out inapplicable term:



     The common bond of membership among its members/shareholders is:  ___________.
----------------------------------------------------------------------------------------------------------------------


                                                             ---------------------------------------------------------

                                                             IN TESTIMONY WHEREOF, the incorporator(s)
                                                             has/have signed these Articles of Incorporation this

                                                             ____________ day of _________________, _________



                                                             __________________________________________________
                                                                                    Signature


                                                             __________________________________________________
                                                                                    Signature


                                                             --------------------------------------------------